UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               0-10909                   22-2343568
            --------               -------                   ----------
        (State Or Other          (Commission                (IRS Employer
         Jurisdiction Of         File Number)             Identification No.)
         Incorporation)



      420 Lexington Avenue, Suite 450
            New York, New York                                 10170
-------------------------------------------------------------------------------
 (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (212)-584-4814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On April 26, 2007, the Company issued a press release announcing two licenses issued to the Company by the New York State Department of Health as described in the press release, a copy of which is attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

         Exhibit 99.1      Press Release

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOSTEM, INC.



                                       By: /s/ Catherine M. Vaczy
                                       -----------------------------------------
                                              Catherine M. Vaczy
                                              Vice President and General Counsel


Dated: April 27, 2007

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
Exhibit 99.1      Press Release